Exhibit 99.1

Flowserve Appoints Sujeet Chand to its Board of Directors

DALLAS--(BUSINESS WIRE)--December 17, 2019--Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced that its board of directors has elected Sujeet Chand as an independent director, effective immediately.

Dr. Chand, 62, brings more than 35 years of manufacturing industry experience to the Flowserve board of directors. He currently serves as senior vice president and chief technology officer at Rockwell Automation, where he is responsible for leading technical innovation, product architecture development, technical talent management, and global business development including an ecosystem of strategic alliances and partnerships.

His leadership has been instrumental in the transformation of Rockwell Automation from a traditional industrial manufacturing company to a technology company that is today the world’s largest company dedicated to industrial automation and information. He continues to lead the development of new products and technologies to drive organic growth by effectively incorporating advanced technology, software, and data analytics into their offerings.

“We are very pleased to add Sujeet to the Flowserve board of directors. With his long and successful history of global business leadership, as well as his deep technology development and integration expertise, we are confident he will bring significant value to the continued evolution of our technology product portfolio,” said Roger Fix, chairman of the Flowserve board of directors.

“We look forward to the immediate impact Sujeet will have on our board, our Flowserve 2.0 transformation efforts and our continued focus on driving increased shareholder value,” said Scott Rowe, Flowserve president and chief executive officer. “I know that his experience in the development and commercialization of new technologies and their integration into industrial products will help bring unprecedented intelligent offerings for our customers to support their asset performance, process optimization and operating efficiencies.”

Dr. Chand has received the prestigious M. Eugene Merchant Medal from the Society of Manufacturing Engineers (SME) and American Society of Mechanical Engineers (ASME) for “contributions to the science and engineering of smart manufacturing” in 2019 and Forbes’ Excellence in Innovation award for “connecting manufacturing technology with business IT systems to create a Connected Enterprise,” in 2014.

“I look forward to working with the existing board and leadership team at Flowserve to drive continued growth through the use of innovation and technology integration,” said Dr. Chand. “With the company’s legacy dating back more than 200 years, I’m confident that Flowserve can continue to innovate and differentiate its technology portfolio to support customers far into the future.”

About Flowserve

Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; our ability to execute and realize the expected financial benefits from our strategic manufacturing optimization and realignment initiatives; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly North African, Russian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela; our furnishing of products and services to nuclear power plant facilities and other critical processes; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; expectations regarding acquisitions and the integration of acquired businesses; our ability to anticipate and manage cybersecurity risk, including the risk of potential business disruptions or financial losses; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance. Throughout our materials we refer to non-GAAP measures as “Adjusted.” Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

Contacts

Investor Contacts:
Jay Roueche, Interim Chief Financial Officer (972) 443-6560
Mike Mullin, Director, Investor Relations (972) 443-6636

Media Contact:
Lars Rosene, Vice President, Corporate & Marketing Communications (972) 443-6644